ZIONS BANCORPORATION

ZIONS BANK
STOCK TRANSFER DEPARTMENT, 12TH FLOOR
ONE SOUTH MAIN STREET
SALT LAKE CITY, UT 84133-1109

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Your **Vote** Counts!

ZIONS BANCORPORATION

2024 Annual Meeting

Vote by April 25, 2024 11:59 PM ET. For shares held in a Plan, vote by April 23, 2024 11:59 PM ET.



You invested in ZIONS BANCORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2024.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 26, 2024
1:00 PM MDT

www.virtualshareholdermeeting.com/ZION2024

*Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A.	Maria Contreras-Sweet	For
1B.	Gary L. Crittenden	For
1C.	Suren K. Gupta	For
1D.	Claire A. Huang	For
1E.	Vivian S. Lee	For
1F.	Scott J. McLean	For
1G.	Edward F. Murphy	For
1H.	Stephen D. Quinn	For
1I.	Harris H. Simmons	For
1J.	Aaron B. Skonnard	For
1K.	Barbara A. Yastine	For
2	Ratification of the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm to audit the Bank's financial statements for the current fiscal year.	For
3	Approval, on a nonbinding advisory basis, of the compensation paid to the Bank's named executive officers with respect to fiscal year ended December 31, 2023.	For
4	Approval of amendments to the Bank's 2022 Omnibus Incentive Plan.	For
5	Shareholder proposal requesting a report on risks of politicized de-banking.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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